UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2022

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 13, 2022. At the Annual Meeting, the following matters were submitted to a vote:

•	the election of seven directors for a term of one year;

•	the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

•	the approval, on an advisory basis, of the Company’s executive compensation.

As of the March 17, 2022 record date, there were 36,610,292 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of 33,468,473 shares were represented at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the proposals were approved as recommended to stockholders in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting. All the directors were elected, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was ratified, and the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Jillian C. Evanko	32,368,066	145,867	954,540
Paula M. Harris	32,485,832	28,100	954,540
Linda A. Harty	32,278,124	235,808	954,540
Singleton B. McAllister	32,257,713	256,219	954,540
Michael L. Molinini	32,015,294	498,638	954,540
David M. Sagehorn	32,391,846	122,086	954,540
Roger A. Strauch	32,428,472	85,460	954,540

The vote with respect to the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm	33,324,501	130,328	13,643	0

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	29,431,077	3,067,082	15,773	954,540

For information on how the votes for the above matters were tabulated, see the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 18, 2022

	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
President and Chief Executive Officer